Third-Quarter Fiscal 2021 Financial Results and Update May 4, 2021 Exhibit 99.3

Forward-looking statements and non-GAAP financial measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to the timing and continuing impact of COVID-19, anticipated changes under the current Congress and the Biden Administration, ability to execute our key priorities to achieve our goals and deliver long-term growth and value to stockholders, members and other stakeholders, ability to implement our capital deployment priorities, the statements related to fiscal year 2021 outlook and guidance and the key assumptions underlying such guidance, and our preliminary expectations for financial performance in fiscal year 2022 are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2020, and subsequent Form 10-Q and Form 8-K filings made with the SEC, and also made available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Mike Alkire President and CEO Overview and Business Review

Executive summary Raising full-year fiscal 2021 guidance ranges: Consolidated net revenue:$1.671B to $1.711B Adjusted EBITDA**:$460M to $475M Adjusted EPS**:$2.42 to $2.51 Adjusted EBITDA and adjusted EPS declined as expected due to impact from amended and extended GPO agreements* Consolidated net revenue grew by 40%, driven by growth in Supply Chain Services and Performance Services segments* *Compared with fiscal 2020 third quarter **See “Use of Forward-Looking Non-GAAP Measures” on slide 11 for additional explanation. Became President and CEO effective May 1, 2021

Key priorities to achieve goals and deliver long-term growth and value to our stockholders, members and other stakeholders Need to be creative in our approach to increasing the value of our portfolio of unique assets Continue to nurture core business while expanding into adjacent markets and diversifying our business Reinvigorating our focus on mission, vision, and values Enhancing culture with a mindset of innovation, growth, discipline and accountability Includes executing and delivering consistent operational and financial performance

Current macro-political environment Biden administration and U.S. Congress remain focused on ending COVID-19 pandemic while attention transitioning to economic recovery Anticipated changes by Biden administration An improved reimbursement environment for hospital and health system members An increased focus on value-based care and pricing transparency Strong bipartisan support for automating healthcare system’s antiquated prior authorization system Action to create technology-enabled, resilient U.S. healthcare supply chain We believe Premier is well-positioned to succeed in this environment

Craig McKasson Chief Administrative and Financial Officer Financial Review

Fiscal 2021 third-quarter financial highlights Performance Services segment net revenue increased 3% to $98.7 million Supply Chain Services segment net revenue increased 56% to $371.2 million; net administrative fees revenue decreased 16%; products revenue increased 253% Adjusted EBITDA* decreased 22% to $121.2 million Adjusted net income* decreased 12% to $78.5 million Adjusted earnings per share* decreased 12% to $0.64 Consolidated net revenue increased 40% to $469.9 million; GAAP net income of $51.4 million, or $0.39 per fully diluted share *Refer to Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to GAAP equivalents. (Compared with fiscal 2020 third quarter)

Strong financial position with flexible balance sheet Cash flow from operations of $192.4 million Free cash flow* of $91.6 million Cash and cash equivalents of $132.6 million Premier’s Board of Directors declared quarterly cash dividend of $0.19 per share, payable on June 15, 2021, to stockholders of record as of June 1, 2021 Outstanding borrowings of $200.0 million on $1.0 billion, five-year unsecured, revolving credit facility; repaid $75 million subsequent to quarter end Balanced approach to capital deployment priorities Reinvestment in organic growth Disciplined acquisitions and investments to support strategic goals Returning capital to stockholders through quarterly cash dividend payment *See free cash flow reconciliation to GAAP equivalent in Appendix. (As of March 31, 2021)

Fiscal 2021 guidance Guidance Metric Fiscal 2021 Guidance Range* (as of May 4, 2021) Previous Fiscal Guidance Range (as of February 2, 2021) Segment Net Revenue: Supply Chain Services Performance Services $1.300 billion to $1.330 billion $371 million to $381 million $1.242 billion to $1.272 billion $366 million to $381 million Total Net Revenue $1.671 billion to $1.711 billion $1.608 billion to $1.653 billion Adjusted EBITDA* $460 million to $475 million $445 million to $465 million Adjusted EPS* $2.42 to $2.51 $2.26 to $2.39 Fiscal 2021 guidance assumes realization of the following assumptions: Net administrative fees revenue of $565 million to $580 million Direct sourcing products revenue of $700 million to $720 million Capital expenditures of $100 million to $105 million Effective tax rate of 22% Does not include the effect of any potential future significant acquisitions *The company does not provide forward-looking guidance on a GAAP basis as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to "Use of Forward-Looking Non-GAAP Measures" on slide 11 for additional explanation.

Use of Forward-looking non-GAAP financial measures The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non-GAAP results. Such items include strategic and acquisition related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments are not currently determinable but may be significant.

Appendix

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations